Exhibit 99.1

Supplemental Financial Report for Quarter Ended March 31, 2018

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2017 Annual Report on Form 10-K for the year ended December 31, 2017.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2018. The first quarter 2018 Form 10-Q materials are dated May 7, 2018 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-13
Other Partnership Information	14
Partnership Financial Statements	15-17
Partnership Financial Measures and Schedules	18-24

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q1 2018, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  To forward this effort the highlights for Q1 2018 are:

•	Total assets of $1.03 billion;
•	Total Mortgage Revenue Bond investments of $756.0 million;
•	Total revenue of $16.5 million;
•	Net income, basic and diluted, of 0.09 per Unit;
•	Cash Available for Distribution of $0.10 per Unit;
•	Increased its Investment in unconsolidated entities by $12.3 million;
•	Redemptions of three Mortgage Revenue Bonds for approximately $10.4 million; and
•	Entered into a Commercial Purchase and Sale Agreement to sell its Jade Park MF Property.

In December 2017, the Partnership initiated an At the Market (“ATM”) offering to sell up to $75.0 million of Beneficial Unit Certificates (“BUCs”) at prevailing market prices on the date of sale.  The Partnership sold an additional 38,617 BUCs under the ATM offering for net proceeds of approximately $192,000, net of issuance costs, in January 2018.  On March 16, 2018, the Partnership terminated the ATM offering.

We are pleased with the performance of our investments and the increase in revenue we have reported.  Also, we are encouraged by the results of the ATM offering.  This provides us with another option in our liquidity stack and allows us to raise capital without dilution and at substantially reduced issuance costs.

We continue to remain focused on the execution of our strategy to “fine tune” the Balance Sheet.  Thank you for your continued support!

Chad Daffer

Chief Executive Officer

4

FIRST QUARTER 2018 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds (“MRBs”) that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs is excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.  In addition, we have invested in equity interests of multifamily, market rate, projects throughout the U.S.

(As of March 31, 2018)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$6.18
Yield	8.1%

Units Outstanding (including Restricted Units)	60,452,928
Market Capitalization	$373,599,095
52-week Unit price range	$5.60 to $6.40

Partnership Financial Information for the Q1 2018 (amounts in thousands, except per Unit)

Total Revenue	$16,458
Net Income – ATAX Partnership	$6,004
Total Assets	$1,033,500
Leverage Ratio[3]	64%
Cash Available for Distribution (“CAD”)[1]	$5,904
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD is provided on page 18 of the Supplement herein.

[2]

The most recent distribution was paid on April 30, 2018 for Unitholders of record as of March 30, 2018. The distribution is payable to Unitholders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

[3]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, initial finance costs, and the MF Properties at cost.

5

ATAX ASSET PROFILE

At March 31, 2018

6

ATAX MRB PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 73% of Total Assets at March 31, 2018, from 35% of Total Assets at December 31, 2012.

7

ATAX FINANCING PROFILE

At March 31, 2018

8

DEBT FINANCING, NET ($ in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS1

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB & Term A/B Debt Financings	$7,092	$(19,169)	$(46,583)	$(66,229)	$(83,589)
TEBS Debt Financings	$133,965	$(112,350)	$(188,722)	$(289,412)	$(369,069)
Other Investment Financings	$101,365	$(204,210)	$(412,011)	$(615,974)	$(818,934)
Total	$242,422	$(335,729)	$(647,316)	$(971,615)	$(1,271,592)

[1]	Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

9

ATAX ASSETS HELD - $ AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, initial finance costs and the MF Properties at cost.

10

REVENUE AND OTHER INCOME TRENDS

Highlighted transactions recorded during the past eight quarters include the following:

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000,
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the General Partner, and before direct and indirect expense, and contingent interest of approximately $133,000,

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million,
•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000, and
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000.

11

OPERATING EXPENSE TRENDS

•	Since April 1, 2016, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.42% of Total Assets.

12

PERFORMANCE TRENDS

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million that was allocated to the Unitholders.

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $8.6 million that was allocated to the Unitholders.

13

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

14

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	March 31, 2018	December 31, 2017
Assets
Cash and cash equivalents	$53,959,775	$69,597,699
Restricted cash	1,115,880	1,985,630
Interest receivable, net	8,197,276	6,541,132
Mortgage revenue bonds held in trust, at fair value	681,201,158	710,867,447
Mortgage revenue bonds, at fair value	74,758,296	77,971,208
Public housing capital fund trusts, at fair value	48,939,254	49,641,588
Real estate assets:
Land and improvements	7,414,657	7,319,235
Buildings and improvements	79,130,567	78,953,488
Real estate assets before accumulated depreciation	86,545,224	86,272,723
Accumulated depreciation	(10,484,484)	(9,580,531)
Net real estate assets	76,060,740	76,692,192
Investment in equity interests	52,809,740	39,608,927
Property loans, net	29,430,525	29,513,874
Other assets	7,026,986	7,348,302
Total Assets	$1,033,499,630	$1,069,767,999

Liabilities
Accounts payable, accrued expenses and other liabilities	$7,752,984	$8,494,227
Distribution payable	7,632,945	8,423,803
Unsecured lines of credit	50,000,000	50,000,000
Debt financing, net	550,425,793	558,328,347
Mortgages payable and other secured financing, net	35,453,563	35,540,174
Derivative swaps, at fair value	341,740	826,852
Total Liabilities	651,607,025	661,613,403
Redeemable preferred units	94,323,338	94,314,326
Partners' Capital
General Partner	185,189	437,256
Beneficial Unit Certificate holders	287,384,078	313,403,014
Total Partners' Capital	287,569,267	313,840,270
Total Liabilities and Partners' Capital	$1,033,499,630	$1,069,767,999

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

	For The Three Months Ended March 31, 2018	For The Three Months Ended March 31, 2017
Revenues:
Investment income	$13,378,486	$11,470,186
Property revenues	2,336,512	3,729,778
Contingent interest income	-	132,650
Other interest income	743,036	645,137
Other income	-	62,637
Total Revenues	16,458,034	16,040,388
Expenses:
Real estate operating (exclusive of items shown below)	1,395,493	2,484,216
Depreciation and amortization	906,315	1,592,826
Amortization of deferred financing costs	464,772	740,238
Interest expense	4,882,305	5,442,253
General and administrative	2,811,845	3,130,880
Total Expenses	10,460,730	13,390,413
Other Income:
Gain on sale of real estate assets, net	-	7,168,587
Income before income taxes	5,997,304	9,818,562
Income tax expense	(7,000)	2,458,047
Net income before noncontrolling interest	6,004,304	7,360,515
Income (loss) attributable to noncontrolling interest	-	71,653
Net income - ATAX Partnership	$6,004,304	$7,288,862

Net income - ATAX Partnership	6,004,304	7,288,862
Redeemable preferred unit distributions and accretion	(717,763)	(324,642)
Net income available to Partners	$5,286,541	$6,964,220

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$12,070,556	$10,588,498
MF Properties	2,336,512	10,961,002
Public Housing Capital Fund Trusts	620,106	708,786
Other Investments	1,430,860	950,689
Total Revenue and Other Income	$16,458,034	$23,208,975
Total Expenses:
Mortgage Revenue Bond Investments	$7,770,961	$8,359,445
MF Properties	2,699,242	7,215,457
Public Housing Capital Fund Trusts	(26,016)	345,211
Other Investments	9,543	-
Total	$10,453,730	$15,920,113
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$4,299,595	$2,229,053
MF Properties	(362,730)	3,745,545
Public Housing Capital Fund Trusts	646,122	363,575
Other Investments	1,421,317	950,689
Income from continuing operations	$6,004,304	$7,288,862

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Partnership net income	$6,004,304	$15,647,453	$3,545,483	$4,109,400	$7,288,862	$5,623,335	$4,623,542	$11,005,930
Change in fair value of derivatives and interest rate derivative amortization	(989,995)	(129,595)	66,917	181,420	121,349	(1,395,730)	(263,684)	531,389
Depreciation and amortization expense	906,315	1,090,599	1,259,055	1,270,379	1,592,826	1,569,641	1,361,259	1,806,732
Impairment of securities	-	761,960	-	-	-	-	-	-
Impairment charge on real estate assets	-	-	-	-	-	-	-	61,506
Amortization of deferred financing costs	464,772	444,299	577,413	562,585	740,238	512,309	425,520	392,493
Restricted units compensation expense	206,636	455,119	550,390	438,893	170,840	802,092	31,050	-
Deferred income taxes	34,000	(26,000)	(9,000)	(201,000)	(164,000)	(51,000)	(136,000)	553,000
Redeemable Series A Preferred Unit distribution and accretion	(717,763)	(701,664)	(523,682)	(432,550)	(324,642)	(274,772)	(181,969)	(124,982)
Bond purchase premium (discount) amortization (accretion), net of cash received	(4,098)	(193,530)	(26,270)	(26,741)	(23,507)	(27,770)	(147,033)	33,668
Tier 2 Income distributable to the General Partner	-	(873,893)	-	(16,224)	(1,104,401)	(426,774)	(291,295)	(2,096,982)
CAD	$5,904,171	$16,474,748	$5,440,306	$5,886,162	$8,297,565	$6,331,331	$5,421,390	$12,162,754

Weighted average number of units outstanding, basic	60,124,333	59,895,229	59,811,578	59,862,969	60,037,687	59,995,789	60,176,937	60,252,928

Partnership Only:
Net income, basic and diluted, per unit	$0.09	$0.23	$0.05	$0.06	$0.10	$0.09	$0.07	$0.15
CAD per unit, basic	$0.10	$0.27	$0.09	$0.10	$0.14	$0.11	$0.09	$0.20

Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE MARCH 31, 2018

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,783,080	$11,188,788
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,207,341	12,479,986
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,068,745	17,336,951
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,432,184	10,217,830
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,193,205	1,243,298
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,616,915	8,246,425
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,576,911	7,091,071
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,262,510	5,697,437
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	999,149	1,035,979
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,198,101
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,012,133
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,204,519	13,686,410
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,799	150,955
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,745,738
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,770
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	32,353,531
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,437,371
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,367,246
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,430,000	7,477,812
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,953,982	8,899,547
Bruton	Dallas, TX	8/1/2054	6.00%	18,022,873	19,998,262
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,161,000	14,603,907
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,377,893	12,337,932
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,279,593
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,970,165
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,190,389
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,724,322
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,013,927
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,217,762
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,145,133	8,844,284
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,524,044	8,049,675
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,754,649	24,220,525
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,616,146	5,008,167
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,104,000	9,025,283
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	936,570	1,106,314
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,828,743	7,714,907
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,997,644
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,465,636
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	8.00%	7,400,000	7,395,022
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,888,392	7,488,957
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,037,518	11,714,190
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,469,000	9,650,238
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,815,860
Las Palmas II - Series B	Coachella, CA	11/1/2018	8.00%	1,770,000	1,768,262

19

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,965,000	43,518,657
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,500,824	2,822,507
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,475,929
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,771,455
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,747,098
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	8.00%	5,512,000	5,501,238
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,083,000	14,717,474
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,532,410	3,662,939
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	9,964,149
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,211,177	12,706,618
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,821,856
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	476,406
Runnymede	Austin, TX	10/1/2042	6.00%	10,150,000	10,290,110
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,677,421
San Vicente - Series B	Soledad, CA	11/1/2018	8.00%	1,825,000	1,821,196
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,029,654	3,444,124
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,356,248	5,004,795
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,942,864
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,916,282
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,087,746
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	8.00%	6,574,000	6,560,875
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,865,663	8,548,870
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	20,629,426
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,113,331
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,391,532
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,883,878
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,625,940	3,938,435
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,191,003	21,136,447
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,306,362
The Village at Madera - Series B	Madera, CA	12/1/2018	8.00%	1,719,000	1,717,464
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,950,280	6,520,861
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,078,566	28,189,581
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,984,860	11,309,766
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,497,367
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,825,904
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,888,497	4,371,158
Willow Run	Columbia, SC	12/1/2050	5.50%	12,977,000	14,347,673
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,267,000	4,277,058
				$708,448,423	$755,959,454

20

OTHER INVESTMENTS MARCH 31, 2018

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value

Public Housing Capital Fund Trust Certificate I	7.26	5.37%	$24,913,137	$24,836,229
Public Housing Capital Fund Trust Certificate II	6.30	4.33%	9,536,833	9,087,367
Public Housing Capital Fund Trust Certificate III	7.57	5.29%	15,674,330	15,015,658
			$50,124,300	$48,939,254

21

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,797,833	$11,637,481
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,237,041	13,035,860
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,109,972	18,057,437
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,456,384	10,643,526
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,194,783	1,286,887
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,635,895	8,574,360
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,593,300	7,310,244
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,275,623	5,924,006
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,000,419	1,070,380
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,628,644
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,013,514
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,233,665	14,166,418
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,861	155,576
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,900,170
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,555,306
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,715,826
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,440,276
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,337,718
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,465,000	7,466,199
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,979,174	9,467,614
Bruton	Dallas, TX	8/1/2054	6.00%	18,051,775	21,094,714
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,193,000	14,810,687
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,404,758	12,689,199
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,944,654
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,439,572
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,814,839
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,878,339
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,464,286
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,219,905
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,168,529	8,986,897
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,540,000	8,174,091
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,794,912	25,780,867
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,627,228	5,150,692
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,126,000	9,239,852
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	937,399	1,131,390
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,845,985	8,028,899
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,160,637
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,773,321
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,397,900
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,903,000	7,483,522
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,063,027	12,056,636
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,505,000	10,084,885
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,889,468
Las Palmas II - Series B	Coachella, CA	11/1/2018	8.00%	1,770,000	1,768,950

22

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,995,000	44,284,289
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,506,828	2,905,668
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,809,710
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,773,097
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,254,328
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,503,377
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,113,000	14,901,199
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,536,060	3,685,690
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,172,767
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,239,441	13,335,769
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	9,280,000
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	470,000
Runnymede	Austin, TX	10/1/2042	6.00%	10,150,000	10,229,514
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,807,215
San Vicente - Series B	Soledad, CA	11/1/2018	8.00%	1,825,000	1,821,823
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,036,928	3,572,601
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,366,195	5,174,059
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,943,534
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,241,605
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,252,932
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,619,434
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,563,136
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,879,590	9,020,038
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	21,600,000
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,100,000
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,653,432
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,164,551
Summerhill - Series B	Bakersfield, CA	12/1/2018	8.00%	3,372,000	3,369,255
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,122,314
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,814,849
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,238,297	21,950,726
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,441,171
The Village at Madera - Series B	Madera, CA	12/1/2018	8.00%	1,719,000	1,718,132
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,965,475	6,773,163
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,133,557	29,251,526
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	10,000,000	11,182,706
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	3,995,000
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,846,000
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,898,427	4,466,850
Willow Run	Columbia, SC	12/1/2050	5.50%	13,009,000	14,604,123
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,267,000	4,311,428
Total Mortgage Revenue Bonds				$719,750,361	$788,838,655

23

OTHER INVESTMENTS DECEMBER 31, 2017

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value

Public Housing Capital Fund Trust Certificate I	7.31	5.39%	$24,913,137	$25,109,305
Public Housing Capital Fund Trust Certificate II	6.37	4.32%	9,763,546	9,358,291
Public Housing Capital Fund Trust Certificate III	7.61	5.23%	15,674,330	15,173,992
			$50,351,013	$49,641,588

24